Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments And Contingencies
Commitments and Contingencies

8. Commitments and Contingencies

Charter Hire Receivable

The Company has entered into time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 68 vessels as at June 30, 2023 is as follows:

Period ending	Amount
June 30, 2024	$653,311
June 30, 2025	481,418
June 30, 2026	271,997
June 30, 2027	220,782
Thereafter	200,244
Total minimum lease revenue, net of address commissions	$1,827,752